UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 20, 2005
                                                    ----------------


                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)


                 OREGON                  0-13442             93-0786033
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      (State or other jurisdiction     (Commission          (IRS Employer
            of incorporation)         File Number)       Identification No.)


         8005 S.W. BOECKMAN ROAD
             WILSONVILLE, OR                             97070-7777
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (503) 685-7000
                                                   ----------------------------


    NO CHANGE (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
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         Attached as Exhibit 99.1 is a copy of a press release of Mentor
Graphics Corporation dated October 20, 2005, announcing the Company's financial results for the third quarter of 2005, which is being furnished to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MENTOR GRAPHICS CORPORATION
                                    (Registrant)


Date: October 20, 2005              By: /s/ Dean M. Freed
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                                    Dean M. Freed
                                    Vice President and General Counsel